Exhibit 99.2

NOTICE OF REDEMPTION

TO THE HOLDERS OF

LIQUID YIELD OPTION NOTES DUE 2021
ISSUED BY ROYAL CARIBBEAN CRUISES LTD. ON FEBRUARY 2, 2001

CUSIP NUMBER: 780153AK8

     Pursuant to Section 1104 of the Indenture (the “Indenture”), as supplemented by the Tenth Supplemental Indenture, dated as of February 2, 2001 (the “Supplemental Indenture”), between Royal Caribbean Cruises Ltd. (the “Company”) and The Bank of New York, as trustee (the “Trustee”), pursuant to which the notes identified above (the “Notes”) were issued, notice is hereby given that the Company has elected to, and will, redeem all of the outstanding Notes on June 19, 2006 (the “Redemption Date”). The Notes will be redeemed at a price equal to $494.62 with respect to each $1,000 principal amount at maturity of Notes (the “Redemption Price”).

     Unless the Company defaults in paying the Redemption Price on the Redemption Date, the Redemption Price will become due and payable upon all of the outstanding Notes and Original Issue Discount thereon will cease to accrue after the Redemption Date. Except as noted in the following paragraph, the Notes are to be surrendered for payment of the Redemption Price at the following office of the Paying Agent:

The Bank of New York
111 Sanders Creek Parkway
East Syracuse, NY 13057

     The Notes may be converted into shares of the Company’s common stock, par value $0.01 per share (the “Common Stock”), at a conversion rate of 11.7152 shares of Common Stock per $1,000 principal amount of Notes. Holders may convert their Notes until the close of business on June 15, 2006. After that time, Holders will not be able to convert Notes and, instead will be entitled only to receive the Redemption Price. To exercise rights of conversion, Holders must submit the attached Conversion Notice to the Conversion Agent, (2) surrender the Note to the Conversion Agent, (3) furnish appropriate endorsements and transfer documents and (4) pay any transfer or similar tax, if required. Holders who want to convert Notes must satisfy the requirements set forth in the Notes and Indenture.

     The Conversion Notice and the Notes should be surrendered at the following office of the Conversion Agent:

The Bank of New York
Corporate Trust Operations – 7th Floor
101 Barclay Street
New York, NY 10286

     Under the provisions of the Economic Growth and Tax Relief Reconciliation Act of 2001, paying agents making payments of interest or principal on securities may be obligated to withhold a 28% backup withholding tax from remittance to individuals who have failed to furnish the paying agent with a valid taxpayer identification number or otherwise failed to comply with certain other requirements. Holders of the Notes who wish to avoid the imposition of the backup withholding tax should submit certified taxpayer identification numbers and any other required information on the appropriate IRS form when presenting the Notes for payment.

THE BANK OF NEW YORK TRUST COMPANY, N.A., as Successor Trustee Dated: June 2, 2006

* The Company and Trustee shall not be responsible for the use of the CUSIP number selected, nor is any representation made as to its correctness indicated in the Notice or as printed on any Note, it is included soley for the convenience of the Holder.

CONVERSION NOTICE

In order to convert this Security into Common Stock of the Company, check the box. ☐

In order to convert only part of this Security, state the principal amount at Maturity to be converted (which must be $1,000 or an integral multiple of $1,000 _______________

If you want the stock certificate made out in another person’s name fill in the form below:

_________________________________________________________________________________
_________________________________________________________________________________
(insert the other person’s social security tax identification number)

_________________________________________________________________________________
_________________________________________________________________________________
(print or type other person’s name, address and zip code)

Date:________________    Your Signature:___________________________________

_________________________________________________________________________________
(sign exactly as your name appears on the other side of this Security)

Signature Guaranteed: ________________________________________________________________
                                  (participant in a recognized signature guarantee medallion program)

                                  By: ______________________________________________________________
                                                                               (Authorized Signatory)